UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Whitehawk Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38560	61-1547850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Headquarters Plaza, East Building 11th Floor
Morristown, New Jersey		07960
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 551 321-2234

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	WHWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Whitehawk Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders on June 11, 2026 (the “Annual Meeting”). At the Annual Meeting, 40,375,023 shares of common stock of the Company, representing approximately 82% of the voting power of all issued and outstanding shares of common stock of the Company as of April 17, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and considered and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”): (1) the election of three Class III directors for terms to expire at the Company’s 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation, death or removal; (2) on an advisory basis, the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement; and (3) the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026.

The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

Proposal 1: Election of three Class III directors to serve on the Company’s board of directors until the 2029 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation, death or removal.

Director	For	Withheld	Broker Non-Votes
Behzad Aghazadeh, Ph.D.	26,666,124	5,867,225	7,841,674
Richard Maroun	27,701,332	4,832,017	7,841,674
Emma Reeve	27,704,564	4,828,785	7,841,674

Proposal 2: To approve, on an advisory basis, the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
22,896,061	6,013,600	3,623,688	7,841,674

Proposal 3: Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions
34,795,850	1,148,282	4,430,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHAWK THERAPEUTICS, INC.

Date:	June 12, 2026	By:	/s/ Scott Giacobello
Scott Giacobello Chief Financial Officer